UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
May 26, 2005

Frontier Airlines, Inc.
(Exact name of registrant as specified in its charter)

Colorado	0-24126	84-1256945
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7001 Tower Road, Denver, Colorado		80249
(Address of principal executive offices)		(Zip Code)

720-374-4200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

At a meeting of the Company's Board of Directors held on Thursday, May 26, 2005, Mr. Hank Brown withdrew his name from consideration as a nominee for the Company's Board of Directors to be submitted to shareholders for vote at the Company's annual meeting, currently scheduled for Thursday, September 8, 2005. Mr. Brown's decision is based on the increased demands on his time placed by his recent appointment as president of the University of Colorado. Mr. Brown will continue to serve as a member of the Company's Board of Directors through the remainder of his term.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRONTIER AIRLINES, INC.

Date: June 1, 2005	By:	/s/ JEFF S. POTTER

	Its:	President and CEO

	By:	/s/ PAUL H. TATE

	Its:	CFO